UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway,

Bothell, WA 98021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Item 3.02. Unregistered Sales of Equity Securities.

On May 22, 2020, BioLife Solutions, Inc. (the “Company”) closed its previously announced financing transaction (the “Transaction”) with Casdin Partners Master Fund, L.P. (the “Purchaser”) pursuant to which the Company received gross proceeds of approximately $20,000,000. The Transaction was consummated pursuant to a share purchase agreement, dated May 14, 2020 (the “SPA”), between the Company and the Purchaser. Pursuant to the terms of the Transaction, at closing, the Company issued to the Purchaser 1,904,762 shares (the “Shares”) of Company common stock at the purchase price of $10.50 per Share. The Company has granted the Purchaser certain registration rights requiring the Company to file a registration statement with the Securities and Exchange Commission covering the resale by the Purchaser of all shares of Company common stock held by the Purchaser. The SPA also contains customary representations, warranties and agreements.

The form of SPA is attached to this Current Report as Exhibit 10.1. All descriptions of the SPA herein are qualified in their entirety to the text of Exhibit 10.1 hereto, which is incorporated herein by reference.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the sale was made pursuant to the exemptions from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D (“Reg. D”) promulgated under the Securities Act because, among other things, the Purchaser is an “accredited investor” (as defined under Reg. D) and the Purchaser purchased the securities for its own account and not with a view to distributing or reselling the securities in violation of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement, dated May 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: May 27, 2020	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer and Chief Operating Officer